Exhibit 10.1

Execution Version

ASSIGNMENT AND FOURTH AMENDMENT

THIS ASSIGNMENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Assignment and Amendment”) is dated as of October 28, 2013, among PENN VIRGINIA HOLDING CORP. (the “the Borrower”), PENN VIRGINIA CORPORATION (the “Parent”), the other Credit Parties party hereto, the various lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Parent, the Borrower, various lenders and the Administrative Agent entered into the Credit Agreement dated as of September 28, 2012 (as amended by that certain Waiver and First Amendment dated as of April 2, 2013, that certain Waiver and Second Amendment dated as of April 10, 2013, and that certain Assignment and Third Amendment dated as of May 30, 2013, and as otherwise amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that, on the Amendment Effective Date (as defined below), (a) each Lender listed on Annex A hereto (each such Lender, an “Existing Increasing Lender”) increase its Commitment Amount under the Credit Agreement, and (b) each of SunTrust Bank and Santander Bank, N.A. (each, a “New Lender” and together with each Existing Increasing Lender, each an “Increasing Lender”) join the Credit Agreement as a Lender party thereto from and after the Amendment Effective Date and make a Commitment under the Credit Agreement in connection with this Assignment and Amendment;

WHEREAS, the Borrower has delivered to the Administrative Agent and the Lenders, (a) in accordance with Section 5.11(a) of the Credit Agreement a reserve report dated as of June 30, 2013 (the “Reserve Report”), and (b) a certificate of an Authorized Officer as described in Section 5.11(c) of the Credit Agreement in connection with its request for an increase in the aggregate Borrowing Base under the Credit Agreement to $425,000,000;

WHEREAS, the Administrative Agent and the Lenders have determined based on the Reserve Report that, upon the Amendment Effective Date, the Borrowing Base under the Credit Agreement should be increased to the aforementioned amount;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as requested by the Borrower, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Assignment and Amendment hereby agree as follows:

Section 1. Defined Terms. Except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement (as amended hereby) shall have the same meanings herein as therein defined, all of such terms and their definitions being incorporated herein by reference.

Section 2. Amendments to Credit Agreement. On the Amendment Effective Date, the Credit Agreement is amended as follows:

(a) Section 2.19(b) is amended by inserting the following phrase immediately following the first instance of the words “Required Lenders” therein: “or fails to approve an increase of the Borrowing Base that is approved by the Required Lenders”.

(b) Section 6.09(a) is amended by deleting the first complete sentence thereof and restating such sentence in its entirety as follows: “The Parent will not, at any time, permit its ratio of Total Debt as of such time to EBITDAX (i) for any period of four consecutive fiscal quarters ending on or prior to June 30, 2014, for which financial statements are available, to be greater than 4.5 to 1.0, (ii) for any period of four consecutive fiscal quarters ending after June 30, 2014 but on or prior to December 31, 2014, for which financial statements are available, to be greater than 4.25 to 1.0 and (iii) for any period of four consecutive fiscal quarters ending after December 31, 2014, for which financial statements are available, to be greater than 4.0 to 1.0.”

(c) Schedule 2.01 (Commitment Amounts) of the Credit Agreement is amended in its entirety by substituting Schedule 2.01 hereto therefor.

Section 3. Redetermination of the Borrowing Base.

(a) As of the Amendment Effective Date, and until further redetermined or adjusted, as applicable, pursuant to the next redetermination of the Borrowing Base in accordance with the provisions of Section 2.04 of the Credit Agreement or otherwise, the amount of the Borrowing Base under the Credit Agreement was increased to $425,000,000.

(b) Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to the foregoing clause (a) of this Section 3 shall constitute the regularly scheduled redetermination of the Borrowing Base for fall 2013 (and does not constitute a discretionary redetermination of the Borrowing Base by either the Borrower, on the one hand, or the Administrative Agent or the Lenders, on the other hand, pursuant to Section 2.04(e) of the Credit Agreement).

Section 4. Commitment Increase and Joinder; Assignment of Outstanding Loans and LC Exposure. As of the Amendment Effective Date, each Lender agrees as follows:

(a) Each Existing Increasing Lender severally (and not jointly) agrees to increase its existing Commitment Amount to the amount set forth opposite its name on Schedule 2.01 to the Credit Agreement as amended hereby. Each New Lender severally (and not jointly) (a) joins and becomes a Lender under the Credit Agreement with a Commitment Amount equal to the amount set forth opposite its name on Schedule 2.01 to the Credit Agreement as amended hereby and (b) shall be deemed to be a party to the Credit Agreement and the other Loan Documents to which the Lenders are party in all respects.

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(b) To the extent that any Loan or LC Exposure is outstanding on the Amendment Effective Date, each Lender that is not an Increasing Lender (a “Non-Increasing Lender”) shall, and does hereby, assign to each Increasing Lender, and each Increasing Lender shall and does hereby severally (and not jointly) purchase and assume from each Non-Increasing Lender, an undivided amount of the outstanding Loans and LC Obligations such that, after giving effect to the addition of each Increasing Lender’s respective Commitment under the Credit Agreement pursuant to this Assignment and Amendment, each Lender will hold Loans and LC Exposure in accordance with its respective Applicable Percentages (as determined after giving effect to this Assignment and Amendment and the satisfaction of the conditions set forth in Section 5 hereof). Each Increasing Lender shall promptly pay to the Administrative Agent for the account of each Non-Increasing Lender an amount sufficient to effectuate the purchase of outstanding Loans from each Non-Increasing Lender. The Borrower acknowledges and agrees that, to the extent that the Amendment Effective Date is not the last day of the applicable Interest Period with respect to any Loans outstanding on the Amendment Effective Date, each Non-Increasing Lender shall be entitled to the benefits of Section 2.16 of the Credit Agreement with respect to such outstanding Loans.

(c) Each Increasing Lender severally (and not jointly) (i) represents and warrants to the Administrative Agent and the Issuing Bank that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Amendment and to consummate the transactions contemplated hereby and to increase its respective Commitment (in the case of each Existing Increasing Lender) or become a Lender (in the case of each New Lender) under the Credit Agreement, (B) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to agree to and hold the Commitment Amounts and Applicable Percentages set forth on Schedule 2.01 attached hereto, (C) from and after the Amendment Effective Date, it shall have the Commitment Amount and Applicable Percentage set forth opposite its name on Schedule 2.01 attached hereto, (D) it has received copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the Issuing Bank or any other Lender, and (E) if it is a Foreign Lender, it has provided to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

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Section 5. Conditions of Effectiveness. This Assignment and Amendment, including the amendments set forth in Sections 2 and 3 and the assignment and assumption set forth in Section 4, will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Amendment Effective Date”):

(a) The Parent, the Borrower, each other Credit Party and the Lenders shall have delivered to the Administrative Agent duly executed counterparts of this Assignment and Amendment.

(b) The Administrative Agent shall have received a certificate executed by an Authorized Officer of each of the Borrower and the Parent stating that before and after giving effect to this Assignment and Amendment (i) the representations and warranties of the Parent, the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects, or, to the extent that a particular representation or warranty is qualified as to materiality, such representation or warranty shall be true and correct, in each case, on and as of the Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date, such representations and warranties shall continue to be true and correct as of such specified earlier date; and (ii) no Default or Event of Default exists.

(c) The Administrative Agent shall have received a certificate dated as of the Amendment Effective Date signed by an Authorized Officer of the Borrower, certifying and attaching the resolutions adopted by the Borrower approving or consenting to the execution, delivery and performance of this Assignment and Amendment.

(d) With respect to each New Lender that requests a promissory note through the Administrative Agent no later than two Business Days prior to the Amendment Effective Date, a promissory note shall have been delivered by the Borrower to such New Lender through the Administrative Agent.

(e) The Borrower shall have paid to the Administrative Agent, for the account of each Increasing Lender, a commitment increase fee (the “Fee”) in an amount equal to the product of (A) 0.375% multiplied by (B) the result of (x) such Increasing Lender’s Commitment Amount immediately after giving effect to this Assignment and Amendment minus (y) the greater of (1) such Increasing Lender’s Commitment Amount immediately prior to giving effect to this Assignment and Amendment (if any) and (2) such Increasing Lender’s Commitment Amount on the Effective Date of the Credit Agreement (if any), in immediately available funds. Each Non-Increasing Lender hereby acknowledges and agrees that it is not entitled to any Fees in connection with this Assignment and Amendment. Branch Banking and Trust Company, as a Lender, acknowledges and agrees that in the event it increases its Commitment Amount in connection with any future increase in the Aggregate Commitment Amount, its Commitment Amount, the Borrowing Base or otherwise under the Credit Agreement, as applicable, it hereby waives any right to receive any fees, including the Fees, on any increase of its Commitment Amount until its Commitment Amount exceeds $27,000,000 (which was its Commitment Amount on the Effective Date of the Credit Agreement). The Fees shall be payable in full on the Amendment Effective Date and fully earned and non-refundable when paid.

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(f) The Borrower shall have made payment of all fees and expenses then due and payable under the Credit Agreement, including any fees and expenses then due and payable in connection with this Assignment and Amendment pursuant to Section 9.03 of the Credit Agreement, in the case of expenses to the extent invoiced at least three Business Days prior to the Amendment Effective Date (except as otherwise reasonably agreed by the Borrower).

Section 6. Representations and Warranties.

(a) On the Amendment Effective Date, each of the Parent and the Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

(i) Each Credit Party (i) is validly existing and (ii) has the power and authority to execute and deliver this Assignment and Amendment and perform its obligations under this Assignment and Amendment and the Loan Documents to which it is a party as amended hereby.

(ii) The execution and delivery by the Credit Parties of this Assignment and Amendment, and the performance of this Assignment and Amendment and the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action, and this Assignment and Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(iii) Neither the execution and delivery of this Assignment and Amendment, nor compliance with the terms and provisions hereof or thereof, will conflict with or result in a breach of, or require any consent that has not been obtained as of the Amendment Effective Date, the respective Organizational Documents of any Credit Party, any Governmental Requirement, any Unsecured Notes Document, any Permitted Second Lien Loan Document (if any) or any other material agreement or instrument to which any Credit Party is a party or by which it is bound or to which it or its Properties are subject.

Section 7. Extent of Amendments; Continuing Effectiveness. Except as specifically set forth in this Assignment and Amendment, the Credit Agreement and the other Loan Documents are not amended, modified or affected hereby. Each Credit Party hereby ratifies and confirms that (i) except as specifically set forth in this Assignment and Amendment, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement and each other Loan Document remain in full force and effect and (ii) the Collateral is unimpaired by this Assignment and Amendment. Upon the Amendment Effective Date and thereafter, (x) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, and (y) each reference to the “Credit Agreement” in any other Loan Document, as applicable, shall be a reference to the Credit Agreement as amended hereby.

Section 8. Counterparts. This Assignment and Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original and such counterparts

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together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Assignment and Amendment by facsimile or via other electronic means shall be effective as delivery of manually executed counterpart of this Assignment and Amendment.

Section 9. No Waiver. Each of the Parent and the Borrower hereby agrees that except as expressly set forth in this Assignment and Amendment, no Default has been waived or remedied by the execution of this Assignment and Amendment by the Administrative Agent or any Lender, and any such Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Assignment and Amendment nor any past indulgence by the Administrative Agent, any Issuing Bank or any Lender, nor any other action or inaction on behalf of the Administrative Agent, any Issuing Bank or any Lender shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, any Issuing Bank or any Lender.

Section 10. Loan Document. This Assignment and Amendment is a Loan Document.

Section 11. Incorporation by Reference. Sections 1.03, 9.03(a), 9.07, 9.09, 9.10, 9.11, 9.15 of the Credit Agreement are incorporated herein, mutatis mutandis.

Section 12. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS ASSIGNMENT AND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ANY OTHER CREDIT PARTY, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the date first above written.

WELLS FARGO BANK, N.A., as the Administrative Agent, Issuing Bank and a Lender

By	/S/ CATHERINE COOK
	Name:	Catherine Cook
	Title:	Vice President

Signature Page to Assignment and Fourth Amendment

ROYAL BANK OF CANADA, as a Lender

By	/S/ DON J. MCKINNERNEY
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

Signature Page to Assignment and Fourth Amendment

BANK OF AMERICA, N.A., as a Lender

By	/S/ MICHAEL J. CLAYBORNE
	Name:	Michael J. Clayborne
	Title:	Vice President

Signature Page to Assignment and Fourth Amendment

SCOTIABANC INC., as a Lender

By	/S/ J. F. TODD
	Name:	J. F. Todd
	Title:	Managing Director

Signature Page to Assignment and Fourth Amendment

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By	/S/ VIPUL DHADDA
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By	/S/ MICHAEL SPAIGHT
	Name:	Michael Spaight
	Title:	Authorized Signatory

Signature Page to Assignment and Fourth Amendment

BRANCH BANKING AND TRUST COMPANY, as a Lender

By	/S/ JAMES GIORDANO
	Name:	James Giordano
	Title:	Vice President

Signature Page to Assignment and Fourth Amendment

BARCLAYS BANK, PLC, as a Lender

By	/S/ VANESSA A. KURBATSKIY
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

Signature Page to Assignment and Fourth Amendment

COMERICA BANK, as a Lender

By	/S/ KATYA EVSEEV
	Name:	Katya Evseev
	Title:	Assistant Vice President

Signature Page to Assignment and Fourth Amendment

SOCIÉTÉ GÉNÉRALE, as a Lender

By	/S/ DAVID BORNSTEIN
	Name:	David Bornstein
	Title:	Director

Signature Page to Assignment and Fourth Amendment

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By	/S/ KRISTIN N. OSWALD
	Name:	Kristin N. Oswald
	Title:	Vice President

Signature Page to Assignment and Fourth Amendment

SUNTRUST BANK, as a Lender

By	/S/ SCOTT MACKEY
	Name:	Scott Mackey
	Title:	Director

Signature Page to Assignment and Fourth Amendment

SANTANDER BANK, N.A., as a Lender

By	/S/ VAUGHN BUCK
	Name:	Vaughn Buck
	Title:	Executive Vice President

By	/S/ PUIKI LOK
	Name:	Puiki Lok
	Title:	Vice President

Signature Page to Assignment and Fourth Amendment

PENN VIRGINIA HOLDING CORP., as the Borrower

By	/S/ STEVEN A. HARTMAN
	Name:	Steven A. Hartman
	Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA CORPORATION, as the Parent

By	/S/ STEVEN A. HARTMAN
	Name:	Steven A. Hartman
	Title:	Senior Vice President and Chief Financial Officer

Solely with respect to Sections 5 through 12:

PENN VIRGINIA OIL & GAS CORPORATION, a Virginia corporation

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA OIL & GAS GP LLC, a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA OIL & GAS LP LLC, a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Assignment and Fourth Amendment

PENN VIRGINIA OIL & GAS, L.P., a Texas limited partnership

By: Penn Virginia Oil & Gas GP, LLC, its general partner

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC CORPORATION, a Delaware corporation

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC ENERGY L.L.C., a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC OPERATING COMPANY L.L.C., a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Assignment and Fourth Amendment

Schedule 2.01

COMMITMENT AMOUNTS

Lender	Commitment Amount	Applicable Percentage
Wells Fargo Bank, National Association	$59,000,000.00	14.750000000%
Royal Bank of Canada	$59,000,000.00	14.750000000%
Bank of America, N.A.	$41,000,000.00	10.250000000%
Scotiabanc Inc.	$41,000,000.00	10.250000000%
Credit Suisse AG, Cayman Islands Branch	$35,000,000.00	8.750000000%
Branch Banking and Trust Company	$25,000,000.00	6.250000000%
Barclays Bank PLC	$25,000,000.00	6.250000000%
Comerica Bank	$25,000,000.00	6.250000000%
Société Générale	$25,000,000.00	6.250000000%
Capital One, National Association	$25,000,000.00	6.250000000%
SunTrust Bank	$20,000,000.00	5.000000000%
Santander Bank, N.A.	$20,000,000.00	5.000000000%

Total:	$400,000,000.00	100.000000000%

Annex A

Existing Increasing Lenders

Wells Fargo Bank, National Association

Royal Bank of Canada

Bank of America, N.A.

Scotiabanc Inc.

Branch Banking and Trust Company

Barclays Bank PLC

Comerica Bank

Société Générale

Capital One, National Association